Exhibit 10.1

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER SECTION 192

OF THE CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1

INTERPRETATION

Section 1.1 Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined shall have the meanings ascribed thereto in the IPC Arrangement Agreement or Cervus Arrangement Agreement, as applicable, and the following terms shall have the following meanings and grammatical variations of such terms shall have corresponding meanings:

“Amalco” means the corporation formed by the amalgamation of IPC Newco and New Vasogen pursuant to this Plan of Arrangement.

“Amalco Depositary” means CIBC Mellon Trust Company, as depositary, or such other person appointed to act as depositary by the Company for the purposes of the Arrangement.

“Amalgamation” has the meaning set out in Section 2.2(cc) of this Plan of Arrangement.

“Amalco Options” means the options to be issuable pursuant to the Amalco Option Plan and/ or the terms of a stock option agreement.

“Amalco Option Plan” means the stock option plan to be adopted by Amalco having the terms and conditions described in the Joint Circular.

“Amalco Preference Shares” means the preference shares in the capital of Amalco, issuable in series.

“Amalco Shares” means the common shares in the capital of Amalco.

“Amalco Warrants” means the common share purchase warrants to purchase Amalco Shares issued by Amalco.

“Arrangement” means an arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations hereto made in accordance with Section 9.3 of the IPC Arrangement Agreement and Section 6.1 of the Cervus Arrangement Agreement, as applicable, and in accordance with this Plan of Arrangement or made at the direction of the Court in the Final Order.

“Assumption” has the meaning set out in Section 2.2(d) of this Plan of Arrangement.

“CBCA” means the Canada Business Corporations Act and the regulations made thereunder, as now in effect and as may be promulgated or amended from time to time.

“Certificate of Arrangement” means the certificate or certificates or confirmation of filing which may be issued by the Director pursuant to Subsection 192(7) of the CBCA giving effect to the Arrangement.

“Cervus” means Cervus LP, a limited partnership existing under the laws of the Province of Alberta pursuant to the Cervus LP Agreement.

“Cervus Arrangement Agreement” means the arrangement agreement made as of August 14, 2009 between Cervus, Cervus GP and the Company (including the schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

“Cervus Arrangement Resolution” means the special resolution of the Cervus Unitholders approving the Plan of Arrangement and considered at the Cervus Meeting and any amendments or variations thereto made in accordance with the provisions of the Cervus Arrangement Agreement made at the direction of the Court in the Interim Order, at the Cervus Meeting or otherwise.

“Cervus Circular” means the management information circular sent to Cervus Unitholders and Cervus GP Shareholders in connection with the applicable meeting of such securityholders, as amended, supplemented or otherwise modified.

“Cervus Equipment Corporation Deferred Share Rights” means the deferred share rights to be created for issuance by the Company having the terms and conditions described in the Cervus Circular.

“Cervus Equipment Corporation New Common Shares” means the new class of common shares in the capital of the Company to be created pursuant to Section 2.2(k) of this Plan of Arrangement.

“Cervus Equipment Corporation New Common Shareholder” means a holder of Cervus Equipment Corporation New Common Shares.

“Cervus Deferred Units” mean the Cervus deferred units issued under the Deferred Annual Bonus Plan of Cervus having the terms and conditions described in the Cervus Circular.

“Cervus Depositary” means Computershare Trust Company of Canada, as depositary, or such other person appointed to act as depositary by Cervus for the purposes of the Arrangement.

“Cervus GP” means Cervus GP Ltd., a corporation existing under the laws of Alberta and the general partner of Cervus.

“Cervus GP Arrangement Resolution” means the special resolution of the Cervus GP Shareholders approving the Plan of Arrangement and considered at the Cervus GP Meeting and any amendments or variations thereto made in accordance with the provisions of the Cervus Arrangement Agreement made at the direction of the Court in the Interim Order, at the Cervus GP Meeting or otherwise.

“Cervus GP Dissent Rights” has the meaning ascribed thereto in Section 3.3 of this Plan of Arrangement.

“Cervus GP Meeting” means the special meeting of Cervus GP Shareholders, including any adjournment or postponement thereof, called and held in accordance with the Interim Order to consider the Cervus GP Arrangement Resolution.

“Cervus GP Shareholders” means the holders of the Cervus GP Shares.

“Cervus GP Shares” means the common shares in the capital of Cervus GP.

 “Cervus In-the-Money Option” means a Cervus Option with an exercise price per Cervus Unit below the Cervus Weighted Average Trading Price.

“Cervus Loan Amount” means the aggregate amount payable pursuant to the Cervus Loan Promissory Note, which amount shall be equal to $7,500,000.

“Cervus Loan Promissory Note” means the promissory note of Vasogen, in an aggregate principal amount equal to the Cervus Loan Amount, to be issued in favour of Cervus pursuant to Section 2.2(i) of this Plan of Arrangement in consideration of the loan to Vasogen by Cervus of an amount equal to the Cervus Loan Amount.

“Cervus LP Agreement” means the limited partnership agreement for Cervus originally dated March 14, 2003, and subsequently amended and restated on each of June 7, 2004, July 7, 2007 and March 27, 2008.

“Cervus Meeting” means the special meeting of Cervus Unitholders, including any adjournment or postponement thereof, called and held in accordance with the Interim Order to consider the Cervus Arrangement Resolution.

“Cervus Optionholders” means the holders of Cervus Options.

“Cervus Option Plan” means the stock option plan of Cervus.

“Cervus Options” means the stock options, whether or not vested, to acquire Cervus Units that were issued pursuant to the Cervus Option Plan that are outstanding immediately prior to the Effective Time.

“Cervus Out-of-the-Money Option” means a Cervus Option with an exercise price per Cervus Unit equal to or above the Cervus Weighted Average Trading Price.

“Cervus Unitholders” means the holders of the Cervus Units.

“Cervus Units” means the issued and outstanding limited partnership units of Cervus.

“Cervus Weighted Average Trading Price” shall be determined by dividing (a) the aggregate dollar trading value of all Cervus Units sold on the TSX Venture Exchange over the ten consecutive trading days ending on the third trading day next preceding the Effective Date by (b) the total number of Cervus Units sold on such stock exchange during such period.

“Company” means Vasogen Inc., a corporation existing under the laws of Canada (to be renamed “Cervus Equipment Corporation” pursuant to this Arrangement).

“Court” means the Ontario Superior Court of Justice.

“Dissenting Cervus GP Shareholder” means a holder of Cervus GP Shares who has duly exercised its Cervus GP Dissent Rights in respect of the Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Cervus GP Dissent Rights, but only in respect of the Cervus GP Shares in respect of which Cervus GP Dissent Rights are validly exercised by such holder.

“Dissenting Vasogen Shareholder” means a holder of Vasogen Shares who has duly exercised its Vasogen Dissent Rights in respect of the Arrangement and has not withdrawn or been deemed to have withdrawn such exercise of Vasogen Dissent Rights, but only in respect of the Vasogen Shares in respect of which Vasogen Dissent Rights are validly exercised by such holder.

“Divested Assets” means the Assets as such term is defined in the Divestiture Agreement.

“Divestiture Agreement” means the divestiture agreement between the Company and Vasogen Subco and intervened to by New Vasogen and Cervus, made as of Effective Date providing for the transfer of the Divested Assets to New Vasogen and the assumption by New Vasogen of the Transferred Liabilities, the form of which is attached to the Cervus Arrangement Agreement.

“Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

“Effective Time” means 12:01 a.m. (Toronto time), or such other time on the Effective Date as may be agreed in writing by the Company, Cervus and IPC Opco, each acting reasonably.

“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, as affirmed or as amended on appeal.

“Governmental Entity” means any (a) multinational, federal, national, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry or agency, domestic or foreign; (b) any subdivision, agent, commission, board, or authority of any of the foregoing; (c) any quasi-governmental or private body exercising any regulatory, self regulatory, expropriation or taxing authority under or for the account of any of the foregoing; (d) any stock exchange; or (e) any Governmental Authority.

“Interim Order” means the interim order of the Court, as contemplated by Section 2.2 of the IPC Arrangement Agreement and 2.1 of the Cervus Arrangement Agreement, as applicable.

“IPC Arrangement Agreement” means the arrangement agreement made as of August 14, 2009 between IPC Opco, IPC US and the Company (including the schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

“IPC Newco” means 7237081 Canada Inc., a corporation incorporated under the laws of Canada.

“IPC Newco US” means 20090831 Delaware Inc., a corporation incorporated under the laws of Delaware.

“IPC Newco Shares” means the common shares in the capital of IPC Newco.

“IPC Newco Shareholder” means a holder of IPC Newco Shares.

“IPC Opco” means IntelliPharmaCeutics Corp., an unlimited liability corporation incorporated under the laws of Nova Scotia.

“IPC Opco Common Shares” means the common shares in the capital of IPC Opco.

“IPC Opco Convertible Voting Shares” means the convertible voting shares in the capital of IPC Opco.

“IPC Opco Exchangeable Voting Shares” means the exchangeable voting shares in the capital of IPC Opco.

“IPC Opco Shares” means, collectively, the IPC Opco Common Shares, the IPC Opco Convertible Voting Shares and the IPC Opco Exchangeable Voting Shares.

“IPC Post-Exchange Option Value” has the meaning set out in Section 2.3(b) of this Plan of Arrangement.

“IPC Pre-Exchange Option Value” has the meaning set out in Section 2.3(b) of this Plan of Arrangement.

“IPC Shares” means, collectively, the IPC Opco Shares and the IPC US Shares.

“IPC US” means IntelliPharmaCeutics Ltd., a corporation incorporated under the laws of Delaware.

“IPC US Common Shares” means the shares of common stock in the capital of IPC US.

“IPC US Options” means an option to purchase IPC US Common Shares granted pursuant to the IPC US Stock Option Plan and/ or the terms of a stock option agreement.

“IPC US Meeting” means the special meeting of IPC US Shareholders, including any adjournment or postponement thereof, called and held in accordance with the Interim Order to consider the Merger Resolution.

“IPC US Preferred Shares” means the shares of preferred stock in capital of IPC US.

“IPC US Shares” means the IPC US Preferred Shares, including the IPC US Special Voting Shares, and the IPC US Common Shares.

“IPC US Shareholders” means the holders of the IPC US Shares.

“IPC US Special Voting Shares” means the special voting shares in the capital of IPC US, which constitute part of the IPC US Preferred Shares.

“IPC US Stock Option Plan” means the stock option plan of IPC US.

“Joint Circular” means the management information circular sent to Vasogen Shareholders and IPC US Shareholders, as applicable in connection with the applicable meeting of shareholders, as amended, supplemented or otherwise modified.

“Law” or “Laws” means all laws (including common law), by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgments, injunctions, determinations, awards, decrees or other requirements, whether domestic or foreign, and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity or self regulatory authority (including the Exchange), and the term “applicable” with respect to such Laws (including Environmental Laws) and in a context that refers to one or more Parties, means such Laws as are applicable to such Party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the Party or Parties or its or their business, undertaking, property or securities.

“Letter of Transmittal” means the letter of transmittal sent to holders of shares or units, as applicable, in the capital of the Company, IPC Corp., IPC US, Cervus or Cervus GP, as applicable, for use in connection with the Arrangement.

“Liens” means (a) any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, lien (statutory or otherwise), conditional sale agreement, deposit arrangement or title retention agreement; (b) any trust arrangement; (c) any arrangement which creates a right of set-off out of the ordinary course of business; (d) any option, warrant, right or privilege capable of becoming a transfer; (e) any other encumbrance of any nature which, in substance, secures payment or performance of an obligation; or (f) any agreement to grant any such rights or interests.

“Merger” means the merger of IPC Newco US with and into IPC US pursuant to the Merger Agreement.

“Merger Agreement” means the agreement and plan of merger to be entered into on or prior to the Effective Date between IPC US, IPC Newco, New Vasogen and IPC Newco US (including the schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

“Merger Resolution” means the resolution of the IPC US Shareholders approving the Merger and considered at the IPC US Meeting and any amendments or variations thereto made in accordance with the provisions of the IPC Arrangement Agreement made at the direction of the Court in the Interim Order, at the IPC US Meeting or otherwise.

“New Vasogen” means 7231971 Canada Inc., a corporation existing under the laws of Canada.

“New Vasogen Options” means the options to be held by former holders of Vasogen Options under this Arrangement.

“New Vasogen Option Plan” means the stock option plan to be adopted by New Vasogen under the terms of this Arrangement.

“New Vasogen Shares” means the common shares in the capital of New Vasogen.

“New Vasogen Warrants” means the common share purchase warrants to purchase New Vasogen Shares issued by New Vasogen.

“Person” includes any individual, firm, partnership, limited partnership, limited liability partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, body corporate, corporation, company, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means this plan of arrangement proposed under Section 192 of the CBCA, and any amendments or variations thereto made in accordance with Section 9.3 of the IPC Arrangement Agreement and Section 6.1 of the Cervus Arrangement Agreement or this Plan of Arrangement or made at the direction of the Court in the Final Order.

“Tax Act” means the Income Tax Act (Canada) and the regulations made thereunder, as now in effect and as may be promulgated or amended from time to time.

“Transfer” has the meaning set out in Section 2.2(d) of this Plan of Arrangement.

“Transferred Liabilities” means the Assumed Liabilities as such term is defined in the Divestiture Agreement.

“Vasogen 2005 Warrants” means the common share purchase warrants to purchase Vasogen Shares identified in the Joint Circular as the “Vasogen 2005 Warrants” and outstanding immediately prior to the Effective Time.

“Vasogen 2006-7 Warrants” means the common share purchase warrants to purchase Vasogen Shares identified in the Joint Circular as the “Vasogen 2006-7 Warrants” outstanding immediately prior to the Effective Time.

“Vasogen Arrangement Resolution” means the special resolution of the Vasogen Shareholders approving the Plan of Arrangement and considered at the Vasogen Meeting and any amendments or variations thereto made in accordance with the provisions of the IPC Arrangement Agreement and the Cervus Arrangement Agreement, as applicable, made at the direction of the Court in the Interim Order, at the Vasogen Meeting or otherwise.

“Vasogen Director Stock Option Plan” means the director stock option plan of the Company, as amended.

“Vasogen Dissent Rights” has the meaning ascribed thereto in Section 3.1 of this Plan of Arrangement.

“Vasogen DSU Holders” means the holders of Vasogen DSUs.

“Vasogen DSUP” means the directors’ deferred share unit plans of the Company.

“Vasogen DSUs” means the directors’ deferred share units, whether or not vested, issued pursuant to the Vasogen DSUP that are outstanding immediately prior to the Effective Date.

“Vasogen Employee Stock Option Plan” means the employee stock option plan of the Company, as amended.

“Vasogen Meeting” means the special meeting of Vasogen Shareholders, including any adjournment or postponement thereof, called and held in accordance with the Interim Order to consider the Vasogen Arrangement Resolution.

“Vasogen Options” means the options to purchase Vasogen Shares granted under the Vasogen Employee Stock Option Plan, the Vasogen Director Stock Option Plan or the Vasogen 2003 Employee Stock Option Plan, as applicable.

“Vasogen Post-Exchange Option Value” has the meaning set out in Section 2.3(a) of this Plan of Arrangement.

“Vasogen Pre-Exchange Option Value” has the meaning set out in Section 2.3(a) of this Plan of Arrangement.

“Vasogen Redeemable Shares” means the redeemable shares in the capital of the Company created pursuant to Section 2.2(k) of this Plan of Arrangement.

“Vasogen Shares” means common shares in the capital of the Company.

“Vasogen Shareholders” means the holders of Vasogen Shares prior to the Effective Time.

“Vasogen Subco” means 7232004 Canada Inc., a corporation incorporated under the laws of Canada.

“Vasogen Subco Shares” means the common shares in the capital of Vasogen Subco.

“Vasogen Warrants” means, collectively, the Vasogen 2005 Warrants and the Vasogen 2006-7 Warrants.

Section 1.2 Interpretation Not Affected by Headings, etc.

The division of this Plan of Arrangement into Articles, sections, and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article” or “section” followed by a number and/or a letter refer to the specified Article or section of this Plan of Arrangement.  The terms “hereof, “herein” and “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, section or other portion hereof.

Section 1.3 Rules of Construction

In this Plan of Arrangement, unless the context otherwise requires, (i) words importing the singular number include the plural and vice versa, (ii) words importing any gender include all genders, and (iii) “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

Section 1.4 Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

Section 1.5 Date for Any Action

If the date on which any action is required or permitted to be taken hereunder by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

Section 1.6 References to Dates, Statutes, etc.

In this Plan of Arrangement, references from or through any date mean, unless otherwise specified, from and including that date and/or through and including that date, respectively.

In this Plan of Arrangement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute, regulation, direction or instrument is to that statute, regulation, direction or instrument as now enacted or as the same may from time to time be amended, re-enacted or replaced, and in the case of a reference to a statute, includes any regulations, rules, policies or directions made thereunder. Any reference in this Plan of Arrangement to a Person includes its heirs, administrators, executors, legal personal representatives, predecessors, successors and permitted assigns.  References to any contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with its terms.

Section 1.7 Time

Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein are local time in Toronto, Ontario, unless otherwise expressly stipulated herein.

ARTICL 2
THE ARRANGEMENT

This Plan of Arrangement is made pursuant to the Arrangement Agreements.

Section 2.1 Binding Effect

This Plan of Arrangement and the Arrangement, upon the filing of the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective, and be binding on:

(i)	the Company, New Vasogen, Vasogen Subco, Cervus, Cervus GP, IPC Opco, IPC US, IPC Newco US, IPC Newco, IPC US Mergerco and Amalco,

(ii)	all holders of Cervus Deferred Units and Cervus Options,

(iii)	all holders of Vasogen Warrants, Vasogen Options and Vasogen DSUs,

(iv)	all holders of IPC US Options, and

(v)
all holders and beneficial owners of each of Vasogen Shares, Cervus Units, Cervus GP Shares, New Vasogen Shares, IPC Opco Shares, IPC US Shares, Amalco Shares, IPC Newco Shares and Vasogen Subco Shares

at and after, the Effective Time without any further act or formality required on the part of any Person, except as expressly provided herein.

Section 2.2 Effective Time

Commencing at the Effective Time and in the order set out below, subject to the terms and conditions of each of the Arrangement Agreements, the following events or transactions shall occur and shall be deemed to occur in the following sequence without any further act or formality:

(a)
at the Effective Time, the Vasogen Shares held by Dissenting Vasogen Shareholders in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to the Company (free and clear of any Liens) and:

(i)
such Dissenting Vasogen Shareholders shall cease to be the holders of such Vasogen Shares and to have any rights as holders of such Vasogen Shares other than the right to be paid fair value for such Vasogen Shares by New Vasogen (and not by the Company) as set out in Section 3.1 of this Plan of Arrangement;

(ii)	such Dissenting Vasogen Shareholders’ names shall be removed as the holders of such Vasogen Shares from the registers of Vasogen Shares maintained by or on behalf of the Company; and

(iii)	the Company shall be deemed to be the transferee of such Vasogen Shares (free and clear of any Liens) and shall cancel such Vasogen Shares;

The Cervus Arrangement Steps

(b)
one minute following the Effective Time, the Cervus GP Shares held by Dissenting Cervus GP Shareholders in respect of which Cervus Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to Cervus GP (free and clear of any Liens) and:

(i)
such Dissenting Cervus GP Shareholders shall cease to be the holders of such Cervus GP Shares and to have any rights as holders of such Cervus GP Shares other than the right to be paid fair value for such Cervus GP Shares as set out in Section 3.3 of this Plan of Arrangement;

(ii)	such Dissenting Cervus GP Shareholders’ names shall be removed as the holders of such Cervus GP Shares from the registers of Cervus GP Shares maintained by or on behalf of Cervus GP; and

(iii)	Cervus GP shall be deemed to be the transferee of such Cervus GP Shares (free and clear of any Liens) and shall cancel such Cervus GP Shares;

(c)
two minutes following the Effective Time, the Cervus LP Agreement shall be amended to the extent necessary to facilitate the Arrangement and the implementation of the steps and transactions described herein all as may be reflected in a further amended and restated Cervus LP Agreement to be dated as of the Effective Date;

(d)
three minutes following the Effective Time, the Company shall transfer, assign and convey (the “Transfer”) the Divested Assets to Vasogen Subco and, in consideration thereof, Vasogen Subco shall assume (the “Assumption”) the Transferred Liabilities as well as issue to the Company 100 fully paid and non-assessable Vasogen Subco Shares, all on terms and conditions set forth in the Divestiture Agreement.  The Transfer and the Assumption shall be deemed to:

(i)
operate as a novation by substitution of the Company by Vasogen Subco with respect to all Transferred Liabilities such that the Company shall be fully and irrevocably released and forever discharged by all Persons with respect to all Transferred Liabilities by the effect of such novation;

(ii)
transfer, assign and convey to Vasogen Subco all rights, defences and counterclaims, of any kind whatsoever, that the Company ever had, now has or may have in the future or prior to the Effective Time in connection with the Transferred Liabilities; and

(iii)
operate as a novation by substitution of the Company by Vasogen Subco as a creditor of all rights, benefits and interests in connection with the Divested Assets that the Company ever had, now has or may have in the future or prior to the Effective Time;

(e)
four minutes following the Effective Time, the initial New Vasogen Share issued to the Company upon the incorporation of New Vasogen shall be transferred to New Vasogen without consideration and, upon such transfer, such New Vasogen Share shall be immediately cancelled;

(f)
five minutes following the Effective Time, each Vasogen Share (excluding those held by Dissenting Vasogen Shareholders) issued and outstanding immediately prior to the Effective Time shall be transferred to New Vasogen free and clear of all Liens in exchange for the issuance of one New Vasogen Share;

(g)	upon the exchange of Vasogen Shares for New Vasogen Shares in Section 2.2(f) of this Plan of Arrangement:

(i)	each former Vasogen Shareholder shall cease to be a Vasogen Shareholder and the name of each such former Vasogen Shareholder shall be removed from the registers of Vasogen Shareholder;

(ii)	each former Vasogen Shareholder shall become a New Vasogen Shareholder and shall be added to the register of New Vasogen Shareholders; and

(iii)	New Vasogen shall become the holder of the Vasogen Shares so exchanged and shall be added to the register of Vasogen Shareholders in respect thereof;

(h)	six minutes following the Effective Time,

(i)	New Vasogen will adopt, and be deemed to have adopted, the New Vasogen Option Plan;

(ii)
each outstanding Vasogen Option that has not been duly exercised prior to the Effective Time, whether or not vested, will be exchanged for New Vasogen Options on the basis of one New Vasogen Option for each Vasogen Option held immediately prior to the Effective Time and the exercise price per New Vasogen Share issuable upon exercise of each New Vasogen Option will be equal to the exercise price per Vasogen Share under the Vasogen Option, and thereupon the Vasogen Options so exchanged shall be cancelled;

(iii)
each Vasogen 2005 Warrant outstanding immediately prior to the Effective Time and not exercised shall, without any further action on behalf of each holder of such Vasogen 2005 Warrants, be transferred to Vasogen (free and clear of any Liens) and thereupon be cancelled in exchange for the payment by New Vasogen to each holder of such Vasogen 2005 Warrants of US$0.021 multiplied by the number of Vasogen Shares to which such Vasogen 2005 Warrants relate;

(Iv)
each of the Vasogen 2006-7 Warrants outstanding immediately prior to the Effective Time and not exercised will become New Vasogen Warrants on the basis of one New Vasogen Warrant for each Vasogen 2006-7 Warrant held as of the Effective Time.  All terms and conditions of such New Vasogen Warrants will be the same as the terms and conditions of the Vasogen 2006-7 Warrants mutatis mutandis.  Warrant certificates previously evidencing such Vasogen Warrants shall thereafter evidence and be deemed to evidence such New Vasogen Warrants outstanding in replacement therefor;

(v)
each of the Vasogen DSUs outstanding immediately prior to the Effective Time will be exercised and deemed to be exercised for such number of New Vasogen Shares on the basis as if they had been exercised for Vasogen Shares as is determined under the Vasogen DSUP as if the holders thereof had resigned as a director and/or officer, as applicable, immediately prior to the Effective Time and such New Vasogen Shares shall be issued to such former holders of Vasogen DSUs and any other rights issued under the Vasogen DSUP shall be, and shall be deemed to be, terminated and cancelled for no consideration; and

(vi)
any and all other rights to acquire Vasogen Shares, if any, other than those contemplated in this Plan of Arrangement, shall be, and shall be deemed to be, terminated and cancelled for no consideration;

(i)	seven minutes following the Effective Time, Cervus shall loan to the Company the Cervus Loan Amount and the Company will issue and deliver to Cervus the Cervus Loan Promissory Note;

(j)
eight minutes following the Effective Time, the Company will subscribe for such number of Vasogen Subco Shares as there are Vasogen Shares outstanding as at such time, in consideration for the Cervus Loan Amount;

(k)
nine minutes following the Effective Time, the articles of the Company will be amended to (i) change the name of the Company to “Cervus Equipment Corporation”; (ii) amend the Vasogen Shares to become the “Vasogen Redeemable Shares” and designated as the ‘Class A Redeemable Preferred Shares’ with the rights, privileges, restrictions and conditions attached thereto as set forth on Schedule “A” to this Plan of Arrangement; (iii) create an unlimited number of the “Cervus Equipment Corporation New Common Shares”, a new class of common shares of the Company designated as the ‘Common Shares’ with the rights, privileges, conditions and restrictions attached thereto as set forth on Schedule “A” to this Plan of Arrangement; (iv) create an unlimited number of the “Preferred Shares”, a new class of preferred shares of the Company, issuable in series designated as the ‘Preferred Shares’ with the rights, privileges, conditions and restrictions attached thereto as set forth on Schedule “A” to this Plan of Arrangement, and (v) change the province in Canada where the registered office of the Company is situated to the Province of Alberta;

(l)
ten minutes following the Effective Time, the Cervus Units issued and outstanding immediately prior to the Effective Time shall be sold, assigned and transferred to the Company (free and clear of any Liens) in exchange for Cervus Equipment Corporation New Common Shares issued on the basis of three Cervus Equipment Corporation New Common Shares for each two Cervus Units so sold, assigned and transferred;

(m)	upon the exchange of Cervus Units for Cervus Equipment Corporation New Common Shares in Section 2.2(l) of this Plan of Arrangement:

(i)	each former Cervus Unitholder shall cease to be a Cervus Unitholder and the name of each such former Cervus Unitholder shall be removed from the registers of Cervus Unitholders;

(ii)	each former Cervus Unitholder shall become a Cervus Equipment Corporation New Common Shareholder and shall be added to the register of Cervus Equipment Corporation New Common Shareholders; and

(iii)	the Company shall become the holder of the Cervus Units so exchanged and shall be added to the register of Cervus Unitholders in respect thereof;

(n)
eleven minutes after the Effective Time, the Cervus GP Shares issued and outstanding immediately prior to the Effective Time (excluding those held by Dissenting Cervus GP Shareholders) shall be sold, assigned and transferred to the Company (free and clear of any Liens) in exchange for cash consideration of $1.00 per Cervus GP Share so sold, assigned and transferred;

(o)	upon the exchange of Cervus GP Shares for cash consideration in Section 2.2(n) of this Plan of Arrangement:

(i)	each former Cervus GP Shareholder shall cease to be a Cervus GP Shareholder and the name of each such former Cervus GP Shareholder shall be removed from the registers of Cervus GP Shareholders; and

(ii)	the Company shall become the holder of the Cervus GP Shares so exchanged and shall be added to the register of Cervus GP Shareholders in respect thereof;

(p)
twelve minutes after the Effective Time, each Cervus Out-of-the-Money Option outstanding and not exercised prior to the Effective Time shall, without any further action on behalf of each Cervus Optionholder, be amended to remove any restrictions on transferability and be transferred to Cervus (free and clear of any Liens) and thereupon be cancelled in exchange for the payment by Cervus to each

Cervus Optionholder of $0.001 multiplied by the number of Cervus Units to which the Cervus Optionholder's Cervus Out-of-the-Money Options relate;

(q)
thirteen minutes after the Effective Time, each Cervus In-the-Money Option outstanding and not exercised prior to the Effective Time shall, without any further action on behalf of each Cervus Optionholder, be exchanged for an option to acquire Cervus Equipment Corporation New Common Shares, the terms of which shall effectively entitle the holder thereof to receive, for the same aggregate consideration and at the same times in relation to the Cervus In-the-Money Option, in lieu of the number of Cervus Units to which such holder was theretofore entitled upon such exercise of the Cervus In-the-Money Option, the aggregate number of Cervus Equipment Corporation New Common Shares such holder would have otherwise been entitled to receive if, on the Effective Date, such holder had been the registered holder of the number of Cervus Units to which such holder was theretofore entitled to subscribe for and purchase pursuant to the Cervus In-the Money Option (i.e. a Cervus In-the-Money Option to acquire five Cervus Units at an exercise price of 5.00 per Cervus Unit (or $25.00 in aggregate consideration) would be exchanged for an option to acquire 7.5 Cervus Equipment Corporation New Common Shares at an exercise price of $3.33 per share (or $25.00 in aggregate consideration));

(r)	fourteen minutes after the Effective Time, each two Cervus Deferred Units that are outstanding at the Effective Date shall be exchanged for three Cervus Equipment Corporation Deferred Share Rights;

(s)	upon the exchange of the Cervus Deferred Units for Cervus Equipment Corporation Deferred Share Rights:

(i)	each former holder of Cervus Deferred Units shall cease to be a holder of Cervus Deferred Units and the name of each such holder shall be removed from the register of holders of Cervus Deferred Units;

(ii)
each former holder of Cervus Deferred Units shall become a holder of Cervus Equipment Corporation Deferred Share Rights and shall be added to the register of holders of Cervus Equipment Corporation Deferred Share Rights; and

(iii)	all Cervus Deferred Units shall be cancelled;

(t)	fifteen minutes after the Effective Time, the incumbent directors of the Company will, and will be deemed to, have resigned and be replaced, as directors by the directors of Cervus GP;

(u)
sixteen minutes following the Effective Time, the Company will redeem the Vasogen Redeemable Shares and the redemption price of the Vasogen Redeemable Shares will be satisfied by the Company distributing all of the issued and outstanding Vasogen Subco Shares at a rate of one Vasogen Subco Share for each Vasogen Redeemable Shares;

(v)
seventeen minutes following the Effective Time, Vasogen Subco shall be and will be deemed to have been wound-up and shall transfer, assign and convey to New Vasogen all of the property, liabilities and assets of Vasogen Subco;

(w)	eighteen minutes following the Effective Time, Vasogen Subco will be dissolved;

(x)
the auditors of the Company will be KPMG LLP, who shall continue in the office until the close of business of the next annual meeting of the holders of Cervus Equipment Corporation New Common Shares, and the directors of the Company are authorized to fix the remuneration of such auditors;

The IPC Arrangement Steps

(y)	nineteen minutes following the Effective Time:

(i)
all of the IPC US Special Voting Shares issued and outstanding immediately prior to the Effective Time shall be sold, assigned and transferred to IPC Newco free and clear of any Liens in exchange for one IPC Newco Share; and

(ii)
all of the IPC Opco Convertible Voting Shares issued and outstanding immediately prior to the  Effective Time shall be sold, assigned and transferred to IPC Newco free and clear of any Liens in exchange for IPC Newco Shares having a fair market value equal to the value of the exchanged IPC Opco Convertible Voting Shares on the basis of one IPC Newco Share for each IPC Opco Convertible Voting Share so sold, assigned and transferred;

(z)	upon the exchange of the IPC US Special Voting Shares and IPC Opco Convertible Voting Shares for IPC Newco Shares in Section 2.2(x) of this Plan of Arrangement:

(i)
IntelliPharmaCeutics Inc. shall cease to be a holder of the IPC Opco Convertible Voting Shares and the IPC US Special Voting Shares so transferred and its name shall be removed from the register of holders of the IPC Opco Convertible Voting Shares and of the IPC US Special Voting Shares;

(ii)
IPC Newco shall become the holder of the IPC US Special Voting Shares and the IPC Opco Convertible Voting Shares and shall be added to the register of holders of the IPC US Special Voting Shares and the IPC Opco Convertible Voting Shares in respect thereof; and

(iii)	IPC Newco will execute a joint tax election prepared by IntelliPharmaCeutics Inc. such that these exchanges occur on a tax-deferred rollover basis under subsection 85(1) of the Tax Act;

(aa)
twenty minutes following the Effective Time the IPC US Common Shares issued and outstanding immediately prior to the Effective Time held by Canadian resident shareholders shall be sold, assigned and transferred to IPC Newco free and clear of any Liens in exchange for IPC Newco Shares having a fair market value equal to the value of the exchanged IPC US Common Share on the basis of one IPC Newco Share for each IPC US Common Share so sold, assigned and transferred;

(bb)	upon the exchange of IPC US Common Shares for IPC Newco Shares in Section 2.2(aa) of this Plan of Arrangement:

(i)	each such former IPC US Shareholder shall cease to be a holder of IPC US Common Shares and the name of each such former IPC US Shareholder shall be removed from the registers of IPC US Common Shares;

(ii)	each such former IPC US Shareholder shall become an IPC Newco Shareholder and shall be added to the register of IPC Newco Shareholders;

(iii)	IPC Newco shall become the holder of the IPC US Common Shares so exchanged and shall be added to the register of holders of IPC US Common Shares in respect thereof; and

(iv)	IPC Newco will execute joint tax elections if required by the Canadian resident shareholder such that the exchanges occur on a tax deferred rollover basis under subsection 85(1) of the Tax Act;

(cc)
twenty-one minutes after the Effective Time IPC Newco and New Vasogen shall be amalgamated (the “Amalgamation”) with the same effect as provided in Section 181 of the CBCA and, as such, shall continue in existence as one and the same company, being Amalco, under the CBCA on the following terms and conditions:

(i)	the name of Amalco shall be “IntelliPharmaCeutics International Inc.”;

(ii)	the registered office of Amalco shall be situated in the Province of Ontario;

(iii)
the capital of Amalco will consist of (i) an unlimited number Amalco Shares designated as the ‘Common Shares’ with the rights, privileges, conditions and restrictions attached thereto as set forth on Schedule “B” to this Plan of Arrangement, and (ii) an unlimited number of Amalco Preference Shares, issuable in series and designated as the ‘Preference Shares’ with the rights, privileges, conditions and restrictions attached thereto as set forth on Schedule “B” to this Plan of Arrangement;

(iv)	there shall be no restrictions on the activities that Amalco is authorized to carry on, nor any restrictions on the transfer of Amalco Shares or the Amalco Preference Shares;

(v)	the board of directors of Amalco will consist of not less than three and not more than ten directors, the exact number of which shall be determined by the directors from time to time;

(vi)
the directors of Amalco shall have the right to appoint one or more additional directors, who shall hold office for a term expiring no later than the close of the next annual meeting of shareholders, but the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting of the shareholders;

(vii)
the first directors of Amalco who shall hold office until the next annual meeting of shareholders of Amalco or until their successors are elected or appointed, shall be the persons whose names appear below:

Dr. Isa Odidi
Dr. Amina Odidi
John N. Allport
Kenneth Keirstead
Bahadur Madhani
Dr. Eldon Smith

and in each case their address will be care of Amalco at the address of its registered office;

(viii)	the by-laws of Amalco shall be the by-laws of IPC Newco in effect prior to the Effective Date;

(ix)	all of the rights and properties of IPC Newco and New Vasogen immediately before the Amalgamation become the rights and properties of Amalco by virtue of the Amalgamation;

(x)	all of the liabilities of IPC Newco and New Vasogen immediately before the Amalgamation become the liabilities of Amalco by virtue of the Amalgamation;

(xi)	on the Amalgamation:

(A)	each IPC Newco Share issued and outstanding immediately prior to the Amalgamation shall become ● Amalco Shares;

(B)	each New Vasogen Share issued and outstanding immediately prior to the Amalgamation shall become ● Amalco Shares;

(C)	Amalco will adopt, and be deemed to have adopted, the New Vasogen Option Plan;

(D)
subject to Section 2.3, each outstanding New Vasogen Option, whether or not vested, will be exchanged for such number of Amalco Options for each New Vasogen Option held as is determined on the basis of the same exchange ratio as is specified in Section 2.2(cc)(xi)(B) of this Plan of Arrangement for each New Vasogen Option, and the exercise price per Amalco Share issuable upon exercise of each Amalco Option will be equal to the quotient obtained by dividing the exercise price per New Vasogen Share of such New Vasogen Option by such exchange ratio, rounded up to the nearest whole cent;

(E)
each of the New Vasogen Warrants will become such number of Amalco Warrants for each New Vasogen Warrant as is determined on the basis of the same exchange ratio as is specified in Section 2.2(cc)(xi)(B) of this Plan of Arrangement.  All terms and conditions of such Amalco Warrants will be the same as the terms and conditions of the New Vasogen Warrants mutatis mutandis.  Warrant certificates previously evidencing such New Vasogen Warrants shall thereafter evidence and be deemed to evidence such Amalco Warrants outstanding in replacement therefor; and

(xii)	the financial year-end of Amalco shall be November 30, with the first such year end being November 30, 2010;

(dd)
twenty-two minutes following the Effective Time and subject to the completion of the Merger and pursuant to the terms of the Merger Agreement, Amalco will issue Amalco Shares to the former IPC US Shareholders in respect of the IPC US Shares that were outstanding immediately prior to giving effect to the Merger (which for greater certainty shall not include any IPC US Common Shares exchanged pursuant to Section 2.2(aa) of this Plan of Arrangement) with such Amalco Shares issued for each such IPC US Common Share on the basis of the same exchange ratio as is specified in Section 2.2(cc)(xi)(A) of this Plan of Arrangement;

(ee)
also twenty-two minutes following the Effective Time, subject to the completion of the Merger and pursuant to the terms of the Merger Agreement and subject to Section 2.3, outstanding IPC US Options, whether or not vested, that have not been duly exercised prior to the effective time as determined in this Section 2.2(ee) will be exchanged for Amalco Options on the following basis:

(i)
the number of Amalco Shares subject to each Amalco Option shall be determined by applying the exchange ratio specified in Section 2.2(bb)(xi)(A) of this Plan of Arrangement to the number of IPC US Common Shares subject to each IPC US Option; and

(ii)
the exercise price per Amalco Share issuable upon exercise of each Amalco Option shall be equal to the quotient obtained by dividing the exercise price per IPC US Common Share of such IPC US Option by such exchange ratio, rounded up to the nearest whole cent;

(ff)
the initial auditors of Amalco will be Deloitte and Touche LLP who shall continue in the office until the close of business of the first annual meeting of the holders of Amalco Shares, and the directors of Amalco are authorized to fix the remuneration of such auditors.

Section 2.3  Amalco Options Adjustment

(a)
With respect to any New Vasogen Option, if the directors of Amalco determine in good faith that the excess of the aggregate fair market value of the Amalco Shares subject to the Amalco Option immediately after the issuance of the Amalco Option over the aggregate option exercise price for such shares pursuant to the Amalco Option (such excess, referred to as the “Vasogen Post-Exchange Option Value”) would otherwise exceed the excess of the aggregate fair market value of the New Vasogen Shares subject to such New Vasogen Option immediately before the issuance of the Amalco Option over the aggregate option exercise price for such shares pursuant to such New Vasogen Option (such excess, referred to as the “Vasogen Pre-Exchange Option Value”), the provisions in Section 2.2(bb)(xi)(D) shall be modified, but only to extent necessary and in a manner that does not otherwise adversely affect the holder of the Amalco Option, so that the Vasogen Post-Exchange Option Value does not exceed the Vasogen Pre-Exchange Option Value.

(b)
With respect to any IPC US Option, if the directors of Amalco determine in good faith that the excess of the aggregate fair market value of the Amalco Shares subject to the Amalco Option immediately after the issuance of the Amalco Option over the aggregate option exercise price for such shares pursuant to the Amalco Option (such excess, referred to as the “IPC Post-Exchange Option Value”) would otherwise exceed the excess of the aggregate fair market value of the IPC US Shares subject to such IPC US Option immediately before the issuance of the Amalco Option over the aggregate option exercise price for such shares pursuant to such IPC US Option (such excess, referred to as the “IPC Pre-Exchange Option Value”), the provisions in Section 2.2(dd) shall be modified, but only to extent necessary and in a manner that does not otherwise adversely affect the holder of the Amalco Option, so that the IPC Post-Exchange Option Value does not exceed the IPC Pre-Exchange Option Value.

(c)
With respect only to a New Vasogen Option or an IPC US Option that is held by a resident or citizen of the United States, the exercise price and the number of Amalco Shares subject to an Amalco Option shall be determined in a manner consistent with the requirements of Section 409A of the Internal Revenue Code; provided, further, that in the case of any such New Vasogen Option or IPC US Option which was an incentive stock option (as defined in Section 422 of the

Internal Revenue Code) immediately prior to the time specified in Section 2.2(bb)(xi)(D) or 2.2(dd), as applicable, the exercise price, the number of Amalco Shares and the terms and conditions of the Amalco Option shall be determined in a manner consistent with the requirements of Section 424(a) of the Internal Revenue Code.

Section 2.4 Fractional Shares

(a)
 In lieu of any fractional Cervus Equipment Corporation New Common Shares, each former holder of Cervus Units otherwise entitled to a fractional interest in Cervus Equipment Corporation New Common Shares will receive the nearest whole number of Cervus Equipment Corporation New Common Shares, as the case may be, with fractions of 0.50 rounded down.  No certificates representing fractional Cervus Equipment Corporation New Common Shares shall be issued pursuant to the Plan of Arrangement.

(b)
In lieu of any fractional Amalco Shares, each former holder of Vasogen Shares or IPC Shares otherwise entitled to a fractional interest in Amalco Shares will receive the nearest whole number of Amalco Shares, as the case may be, with fractions of 0.50 rounded down.  No certificates representing fractional Amalco Shares shall be issued pursuant to the Plan of Arrangement.

ARTICLE 3
RIGHTS OF DISSENT

Section 3.1 Vasogen Rights of Dissent

Holders of Vasogen Shares may exercise dissent rights (“Vasogen Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Section 190 of the CBCA as modified by the Interim Order and this Section 3.1; provided that, notwithstanding subsection 190(5) of the CBCA, the written objection to the Vasogen Arrangement Resolution referred to in subsection 190(5) of the CBCA must be received by the Company not later than 5:00 p.m. (Toronto time) on the Business Day that is two Business Days prior to the date of the Vasogen Meeting (as it may be adjourned or postponed from time to time). Dissenting Vasogen Shareholders who duly exercise their Vasogen Dissent Rights shall be deemed to have transferred the Vasogen Shares held by them and in respect of which Vasogen Dissent Rights have been validly exercised to the Company free and clear of all Liens, as provided in Section 2.2(a), and if they:

(a)
ultimately are entitled to be paid fair value for such Vasogen Shares, will be entitled to be paid the fair value of such Vasogen Shares by New Vasogen (and not by the Company), and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Vasogen Dissent Rights in respect of such Vasogen Shares; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Vasogen Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Vasogen Shares.

Section 3.2 Recognition of Dissenting Vasogen Shareholders

(a)
In no circumstances shall the Company or any other Person be required to recognize a Person exercising Vasogen Dissent Rights unless such Person is the holder of those Vasogen Shares in respect of which such rights are sought to be exercised.

(b)
In no case shall the Company or any other Person be required to recognize Dissenting Vasogen Shareholders as holders of Vasogen Shares in respect of which Vasogen Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Vasogen Shareholders shall be removed from the registers of holders of Vasogen Shares in respect of which Vasogen Dissent Rights have been validly exercised at the Effective Time. In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Vasogen Dissent Rights: (i) holders of Vasogen Options, (ii) holders of Vasogen DSUs, (iii) holders of Vasogen Warrants, and (iv) holders of Vasogen Shares who vote or have instructed a proxyholder to vote such Vasogen Shares in favour of the Vasogen Arrangement Resolution (but only in respect of such Vasogen Shares).

Section 3.3 Cervus GP Rights of Dissent

Holders of Cervus GP Shares may exercise dissent rights (“Cervus GP Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Section 190 of the CBCA as modified by the Interim Order and this Section 3.3; provided that, notwithstanding subsection 190(5) of the CBCA, the written objection to the Cervus GP Arrangement Resolution referred to in subsection 190(5) of the CBCA must be received by Cervus GP not later than 5:00 p.m. (Calgary time) on the Business Day that is two Business Days prior to the date of the Cervus GP Meeting (as it may be adjourned or postponed from time to time). Dissenting Cervus GP Shareholders who duly exercise their Cervus GP Dissent Rights shall be deemed to have transferred the Cervus GP Shares held by them and in respect of which Cervus GP Dissent Rights have been validly exercised and transferred to Cervus GP free and clear of all Liens, as provided in Section Section 2.2(b), and if they:

(a)
ultimately are entitled to be paid fair value for such Cervus GP Shares, will be entitled to be paid the fair value of such Cervus GP Shares, and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Cervus GP Dissent Rights in respect of such Cervus GP Shares; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Cervus GP Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Cervus GP Shares.

Section 3.4 Recognition of Dissenting Cervus GP Shareholders

(a)
In no circumstances shall Cervus GP or any other Person be required to recognize a Person exercising Cervus GP Dissent Rights unless such Person is the holder of those Cervus GP Shares in respect of which such rights are sought to be exercised.

(b)
In no case shall Cervus GP or any other Person be required to recognize Dissenting Cervus GP Shareholders as holders of Cervus GP Shares in respect of which Cervus GP Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Cervus GP Shareholders shall be removed from the registers of holders of Cervus GP Shares in respect of which Cervus GP Dissent Rights have been validly exercised at the Effective Time. In addition to any other restrictions under Section 190 of the CBCA, none of the following shall be entitled to exercise Cervus GP Dissent Rights: (i) holders of Cervus Options, (ii) holders of Cervus Units, (iii) holders of Cervus Deferred Units, and (iv) holders of Cervus GP Shares who vote or have instructed a proxyholder to vote such Cervus GP Shares in favour of the Cervus GP Arrangement Resolution (but only in respect of such Cervus GP Shares).

ARTICLE 4
CERTIFICATES AND PAYMENTS

Section 4.1 Payment of Consideration in respect of the Company

(a)
As soon as practicable following the Effective Date, the Company shall cause to be delivered for the benefit of the former holders of Cervus Units and to the former holders of Cervus GP Shares, certificates representing, in the aggregate, the Cervus Equipment Corporation New Common Shares or cash to which such holders are entitled to pursuant to Section 2.2 of this Plan of Arrangement.  The Company will, as soon as practicable following the later of the Effective Date and the date of deposit (by a former holder of Cervus Units or a former holder of Cervus GP Shares exchanged under the Arrangement) of a duly completed Letter of Transmittal and the certificates representing such Cervus Units or Cervus GP Shares, as applicable, either:

(i)
forward or cause to be forwarded by first class mail (postage prepaid) or, the case of postal disruption, by such other means as the Cervus Depositary may deem prudent, to such former holder of Cervus Units and/or to such former holder of Cervus GP Shares, as applicable, at the address specified in the letter of transmittal; or

(ii)	if requested by such holders in the Letter of Transmittal, make available or cause to be made available at the Cervus Depositary for pickup by such holder cash or certificates representing the number of Cervus Equipment Corporation New Common Shares issued to such holder under the Arrangement.

(b)
Where a certificate formerly representing Cervus Units or Cervus GP Shares is not deposited with all other documents as provided for in Section 4.1(a) of this Plan of Arrangement on or prior to the sixth anniversary date of the Effective Time, it will cease to represent a right or claim of any kind or nature against or in the Company and shall be deemed to have been surrendered to the Company together with all distributions and sale proceeds thereon held for such holder.  All such certificates surrendered to the Company shall be cancelled.

(c)
No holder of Cervus Units, Cervus GP Shares, Cervus Options or Cervus Deferred Units shall be entitled to receive any consideration with respect to such Cervus Units, Cervus GP Shares, Cervus Options or Cervus Deferred Units other than the consideration to which such holder is entitled to receive in accordance with Section 2.2 and Section 4.1 of this Plan of Arrangement and, for greater certainty, no such holder with be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

Section 4.2 Payment of Consideration in respect of Amalco

(a)
As soon as practicable following the Effective Date, Amalco shall cause to be delivered for the benefit of the former holders of Vasogen Shares, IPC Opco Shares and IPC US Shares, certificates representing, in the aggregate, the Amalco Shares to which such holders are entitled to pursuant to Section 2.2 of this Plan of Arrangement.  Amalco will, as soon as practicable following the later of the Effective Date and the date of deposit (by a former holder of Vasogen Shares, IPC US Shares, or IPC Opco Shares exchanged under the Arrangement) of a duly completed Letter of Transmittal and the certificates representing such Vasogen Shares, IPC US Shares or IPC Opco Shares, as applicable, either:

(i)
forward or cause to be forwarded by first class mail (postage prepaid) or, the case of postal disruption, by such other means as the Amalco Depositary may deem prudent, to such former holder of Vasogen Shares, IPC US Shares or IPC Opco Shares at the address specified in the Letter of Transmittal; or

(ii)	if requested by such holders in the Letter of Transmittal, make available or cause to be made available at the Amalco Depositary for pickup by such holder;

certificates representing the number of Amalco Shares issued to such holder under the Arrangement.

(b)
Where a certificate formerly representing Vasogen Shares, IPC US Shares or IPC Opco Shares is not deposited with all other documents as provided for in Section 4.2(a) of this Plan of Arrangement on or prior to the sixth anniversary date of the Effective Time, it will cease to represent a right or claim of any kind or nature against or in Amalco and shall be deemed to have been surrendered to Amalco together with all distributions and sale proceeds thereon held for such holder.  All such certificates surrendered to Amalco shall be cancelled.

(c)
No former holder of IPC Opco Shares, IPC US Shares or Vasogen Shares shall be entitled to receive any consideration with respect to such IPC Opco Shares, IPC US Shares or Vasogen Shares other than the consideration to which such holder is entitled to receive in accordance with Section 4.2 of this Plan of Arrangement and, for greater certainty, no such holder with be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

(d)
No former holder of Vasogen Options, Vasogen DSUs, Vasogen Warrants or IPC Options shall be entitled to receive any consideration in respect of such Vasogen Options, Vasogen DSUs, Vasogen Warrants or IPC Options, other than the rights such holder is entitled to receive in accordance with Section 2.2 of this Plan of Arrangement.

Section 4.3 Lost Certificates in respect of Cervus or Cervus GP

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Cervus GP Shares or Cervus Units that were exchanged pursuant to Section 2.2 of this Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Cervus Depositary will issue in exchange for such lost, stolen or destroyed certificate, Cervus Equipment Corporation New Common Shares deliverable in accordance with such holder’s Letter of Transmittal. When authorizing such delivery in exchange for any lost, stolen or destroyed certificate, the Person to whom such certificate is to be delivered shall as a condition precedent to such delivery, give a bond satisfactory to the Company and the Cervus Depositary (each acting reasonably) in such sum as the Company may direct, or otherwise indemnify the Company in a manner satisfactory to the Company acting reasonably, against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.4 Lost Certificates in respect of Vasogen and IPC

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Vasogen Shares, IPC US Shares or IPC Opco Shares that were exchanged pursuant to Section 2.2 of this Plan of Arrangement shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Amalco Depositary will issue in exchange for such lost, stolen or destroyed certificate, Amalco Shares deliverable in accordance with such holder’s Letter of Transmittal. When authorizing such delivery in exchange for any lost, stolen or destroyed certificate, the Person to whom such certificate is to be delivered shall as a condition precedent to such delivery, give a bond satisfactory to Amalco and the Amalco Depositary (each acting reasonably) in such sum as Amalco may direct, or otherwise indemnify Amalco in a manner satisfactory to Amalco, acting reasonably, against any claim that may be made against Amalco with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.5 Withholding Rights

Each of Amalco and Cervus Equipment Corporation, as applicable, and the Amalco Depositary shall be entitled to deduct and withhold from any amount payable to any Person under the Plan of Arrangement (including, without limitation, any amounts payable pursuant to Section 3.1 of this Plan of Arrangement), such amounts as Amalco or Cervus, as applicable, or the Amalco Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other applicable Law, in each case, as amended or succeeded and subject to the provisions of any applicable income tax treaty between Canada and the country where the holder is resident. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.

ARTICLE 5
AMENDMENTS

Section 5.1 Amendments to Plan of Arrangement

(a)
The Company, Cervus and IPC Opco may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) comply with the terms of the IPC Arrangement Agreement and the Cervus Arrangement Agreement; (ii) be set out in writing; (iii) be filed with the Court and, if made following any of the Cervus Meeting, the Cervus GP Meeting, the IPC US Meeting or the Vasogen Meeting, approved by the Court; and (iv) communicated to holders of Vasogen Shares, IPC Shares the Cervus Units and/or the Cervus GP Shares, if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company, IPC Opco and Cervus at any time prior to each of the Cervus Meeting, the Cervus GP Meeting, the IPC US Meeting and the Vasogen Meeting with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at each of the Cervus Meeting, the Cervus GP Meeting, the IPC US Meeting and the Vasogen Meeting (as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following any of the Cervus Meeting, the Cervus GP Meeting, the IPC US Meeting or the Vasogen Meeting shall be effective only if (i) such amendment, modification or supplement is made in accordance with the terms and conditions of the IPC Arrangement Agreement and the Cervus Arrangement Agreement, as applicable; and (ii) if required by the Court, it is consented to by the requisite number of holders of the Vasogen Shares, the Cervus Units and/or the Cervus GP Shares, voting in the manner directed by the Court.

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Company, provided that it is consented to by Amalco and it concerns a matter which, in the reasonable opinion of the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former holder of Vasogen Shares, Vasogen Options, Vasogen DSUs, Vasogen Warrants, IPC US Shares, IPC Opco Shares or IPC Deferred Options.

(e)	This Plan of Arrangement or portions thereof may be withdrawn prior to the Effective Time in accordance with the terms of the IPC Arrangement Agreement and Cervus Arrangement Agreement, as applicable.

ARTICLE 6
FURTHER ASSURANCES

Section 6.1 Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement within the meaning of Section 190 of the CBCA and shall become effective without any further act or formality, each of the parties to the Arrangement Agreements shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order further to document or evidence any of the transactions or events set out herein.

Schedule “A” – Cervus Equipment Corporation Share Terms

Common Shares

The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

(i)
Payment of Dividends:  The holders of the Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine.  Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Common Shares, the board of directors may in its sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

(ii)
Participation upon Liquidation, Dissolution or Winding Up:  In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Common Shares, be entitled to participate in the distribution.  Such distribution will be made in equal amounts per share on all the Common Shares at the time outstanding without preference or distinction.

(iii)
Voting Rights:  The holders of the Common Shares will be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held at all such meetings.

Preferred Shares

The rights, privileges, restrictions and conditions attaching to the Preferred Shares, exclusive of the Class A Redeemable Preferred Shares which shall be a separate class of shares in the capital of the Corporation, are as follows:

(a)
the Preferred Shares may from time to time be issued in one or more series, and the board of directors of the Corporation may fix from time to time before such issue the number of Preferred Shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred Shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion, if any, and any sinking fund or other provisions;

(b)	the Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation,

dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, be entitled to preference over the Common Shares, and over any other shares of the Corporation ranking by their terms junior to the Preferred Shares.  The Preferred Shares of any series may also be given such other preferences, not inconsistent with the articles of the Corporation, over the Common Shares, and any other shares of the Corporation ranking by their terms junior to the Preferred Shares as may be fixed in accordance with subclause (a) above; and

(c)
if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred Shares are not paid in full, all series of Preferred Shares shall participate rateably in respect of accumulated dividends and return of capital.

Class A Redeemable Preferred Shares

The rights, privileges, restrictions and conditions attaching to the Class A Redeemable Preferred Shares are as follows:

(i)	Payment of Dividends: The holders of the Class A Redeemable Preferred Shares will not be entitled to receive any dividends thereon.

(ii)
Participation upon Liquidation, Dissolution or Winding Up:  In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class A Redeemable Preferred Shares will be entitled to receive from the assets of the Corporation the Redemption Amount (as defined below) before any amount is paid or any assets of the Corporation are distributed to the holders of any Common Shares, Preferred Shares or shares of any other class ranking junior to the Class A Redeemable Preferred Shares.  After payment to the holders of the Class A Redeemable Preferred Shares of the amount so payable to them as above the holders of the Class A Redeemable Preferred Shares will not be entitled to receive any further assets of the Corporation in any further distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.

(iii)
Redemption by Corporation:  The Corporation  shall, subject to the requirements of the Canada Business Corporations Act, at the time specified in articles of arrangement of the Corporation in respect of which this Schedule “A” is incorporated, redeem each Class A Redeemable Preferred Share in accordance with Section 2.2(u) of the plan of arrangement forming part of such articles of arrangement and distribute to the holder of the Class A Redeemable Preferred Shares the assets of the Corporation specified therein in such plan of arrangement (the “Redemption Amount”).  No notice of redemption or other act or formality on the part of the Corporation shall be required to call the Class A Redeemable Preferred Shares for redemption.

(iv)
Voting Rights:  The holders of the Class A Redeemable Preferred Shares will not be entitled to receive notice of or to attend any annual or special meetings of the shareholders of the Corporation and will not be entitled to vote in respect of any Class A Redeemable Preferred Share held as at any such meetings.

Schedule “B” – Amalco Share Terms

1.           COMMON SHARES

Subject to the rights of any class of shares that are expressed to rank prior to them, the Common Shares shall have the following rights, privileges, restrictions and conditions:

(a)           Payment of Dividends

The holders of the Common Shares shall be entitled to receive dividends if, as and when declared by the Board of Directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the Board of Directors may from time to time determine.  Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or rateably with the holders of the Common Shares, the Board of Directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

(b)           Participation upon Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or rateably with the holders of the Common Shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

(c)           Voting Rights

The holders of the Common Shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one (1) vote in respect of each Common Share held at all such meetings.

2.           PREFERENCE SHARES

Subject to the rights of any class of shares that are expressed to rank prior to them, the Preference Shares shall have the following rights, privileges, restrictions and conditions:

(a)           Directors' Rights to Issue in One or More Series

The Preference Shares may at any time or from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the Board of Directors of the Corporation.

(b)           Directors to Fix Terms of Each Series

The Board of Directors of the Corporation shall (subject as hereinafter provided) by resolution fix, from time to time, before the issue thereof, the rights, privileges, restrictions and conditions attaching to the Preference Shares of each series including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the redemption and/or purchase prices and terms and conditions of redemption and/or purchase, any conversion rights and any sinking fund or other provisions, the whole to be subject to the issue of a certificate of amendment setting forth the rights, privileges, restrictions and conditions attaching to the Preference Shares of such series.

(c)           Ranking of Preference Shares.

The Preference Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, rank on a parity with the Preference Shares of every other series and be entitled to priority over the Common Shares and over any other shares of the Corporation ranking junior to the Preference Shares.  The Preference Shares of any series may also be given such other preferences, not inconsistent with provisions hereof, over the Common Shares and over any other shares of the Corporation ranking junior to the Preference Shares as may be fixed in accordance with paragraph 2(a) hereof.

(d)           Liquidation, Dissolution and Winding-Up Rights

In the event of the liquidation, dissolution, winding-up or other distribution of assets of the Corporation, the holders of the Preference Shares will be entitled to receive the amount paid up thereon together with all accrued and unpaid dividends, whether or not earned or declared, the whole before any amount shall be paid to holders of the Common Shares and any other shares of the Corporation ranking junior to the Preference Shares.

(e)           Voting Rights

Except as required by law, the holders of the Preference Shares shall not be entitled to receive notice of nor to attend any meetings of the shareholders of the Corporation and shall not be entitled to vote thereat.

Industry Canada Industrie Canada

Certificate of Arrangement

Canada Business Corporations Act

Certificat d'arrangement

Loi canadienne sur les sociétés par actions

VASOGEN INC.	**364839-7**
Name of CBCA corporation(s) involved - Dénomination(s) de la (des) société(s) L C S A concernée(s)	Corporation number - Numéro de la société

I hereby certify that the arrangement set out in the attached articles of arrangement, involving the above-referenced corporation(s), has been effected under section 192 of the *Canada Business Corporations Act*

Je certifie que l'arrangement mentionné dans les clauses d'arrangement annexées, concernant la (les) société(s) susmentionnée(s), a pris effet en vertu de l'article 192 de la *Loi canadienne sur les sociétés par actions*

Richard G. Shaw
Director - Directeur

October 22, 2009 / le 22 octobre 2009

Date of Arrangement - Date de l'arrangement

Canada

Industry Canada / Industrie Canada

Canada Business Corporations Act / Loi canadienne sur les sociétés par actions

FORM 14.1 ARTICLES OF ARRANGEMENT (SECTION 192)

FORMULAIRE 14.1 CLAUSES D'ARRANGEMENT (ARTICLE 192)

1 -- Name of the applicant corporation(s) - Dénomination sociale de la(des) requérante(s) Vasogen Inc.	2 -- Corporation No.(s) - N°(s) de la(des) société(s) 3648397
3 -- Name of the corporation(s) the articles of which are amended, if applicable Dénomination sociale de la(des) société(s) dont les statuts sont modifiés, le cas échéant Vasogen Inc	4 -- Corporation No.(s) - N°(s) de la(des) société(s) 3648397
5 -- Name of the corporation(s) created by amalgamation, if applicable Dénomination sociale de la(des) société(s) issue(s) de la(des) fusion(s), le cas échéant IntelliPharmaCeutics International Inc.	6 -- Corporation No.(s) - N°(s) de la(des) société(s) 4528611
7 -- Name of the dissolved corporation(s), if applicable Dénomination sociale de la(des) société(s) dissoute(s), le cas échéant 7232004 Canada Inc	8 -- Corporation No.(s) - N°(s) de la(des) société(s) 7232004
9 -- Name of other corporations involved, if applicable Dénomination sociale des autres sociétés en cause, le cas échéant see attached Schedule	10 -- Corporation No.(s) or Jurisdiction of Incorporation N°(s) de la(des) société(s)/ou loi sous le régime de laquelle elle est constituée

11 -- In accordance with the order approving the arrangement - Conformément aux termes de l'ordonnance approuvant l'arrangement

a. ☑ The articles of the above named corporation(s) are amended in accordance with the attached plan of arrangement
Les statuts de la(des) société(s) susmentionnée(s) sont modifiés en conformité avec le plan d arrangement ci-joint

The name of Vasogen Inc. is changed to Cervus Equipment Corporation

La dénomination sociale de ______ est modifiée pour ______

b ☑ The following bodies corporate are amalgamated in accordance with the attached plan of arrangement
Les personnes morales suivantes sont fusionnées conformément au plan d'arrangement ci-joint

c. ☑ The above named corporation(s) is(are) liquidated and dissolved in accordance with the attached plan of arrangement
La(les) société(s) susmentionnée(s) est(sont) liquidée(s) et dissoute(s) conformément au plan d'arrangement ci-joint

d ☑ The plan of arrangement attached hereto, involving the above named body(ies) corporate is hereby effected
Le plan d'arrangement ci-joint portant sur la(les) personne(s) morale(s) susmentionnée(s) prend effet

The name of the amalgamating corporations are:
7237081 Canada Inc.
7231971 Canada Inc.

For information relating to the amalgamation forming part of the plan of arrangement and the resulting amalgamated corporation, IntelliPharmaCeutics International Inc., see Schedule attached hereto

Signature	Printed Name - Nom en lettres moulées	12 -- Capacity of - En qualité de	13 -- Tel. No. - N° de tél.
	Chris Waddick	President & CEO	905-817-2002

OCT 22 2009

IC 3189 (2003/06)

Canada

SCHEDULE

AMALGAMATION OF 7237081 CANADA INC. AND 7231971 CANADA INC.

Name of the Amalgamated Corporation:

IntelliPharmaCeutics International Inc.

The province or territory in Canada where the registered office is to be situated:

Ontario

The classes and any maximum number of shares that the corporation is authorized to issue:

Restrictions, if any, on share transfers:

None

Minimum and maximum number of directors:

Minimum: 3 Maximum: 10

Restrictions, if any, on business the corporation may carry on:

None

Other Provisions:

None

Amalgamating Corporations:

7237081 Canada Inc.

7231971 Canada Inc.